UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2017 (May 10, 2017)

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Laredo Petroleum, Inc. (the "Company") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting") on May 10, 2017. At the Annual Meeting, the Company's stockholders were requested to: (1) elect Randy A. Foutch, Peter R. Kagan and Edmund P. Segner, III (the "Class I directors") to serve on the Company's Board of Directors (the "Board") for terms of office expiring at the Company's 2020 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified or his earlier resignation or removal, and elect Dr. Myles W. Scoggins (the "Class II director") to serve on the Board for a term of office expiring at the Company's 2018 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified or his earlier resignation or removal; (2) ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017; and (3) approve an advisory (non-binding) resolution regarding the compensation of the Company's named executive officers. As of March 13, 2017, the record date for the Annual Meeting, there were 242,584,430 shares of common stock outstanding and entitled to vote at the Annual Meeting and a total of 225,864,721 (approximately 93.10%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company's proxy statement filed on March 21, 2017:

1. Each of the Class I directors were elected to the Board to serve a three-year term expiring at the Company's 2020 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified or his earlier resignation or removal, and the Class II director was elected to serve a one-year term expiring at the Company's 2018 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified or his earlier resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Randy A. Foutch	211,736,844	2,557,592	11,570,285
Peter R. Kagan	209,186,366	5,108,070	11,570,285
Edmund P. Segner, III	211,603,480	2,690,956	11,570,285
Dr. Myles W. Scoggins	210,487,765	3,806,671	11,570,285

2. Grant Thornton LLP was ratified as the Company's independent registered public accounting firm for the year ending December 31, 2017. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
225,273,845	378,060	212,816	0

3. The voting results for the advisory (non-binding) resolution regarding the compensation of the Company's named executive officers were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
178,433,748	35,735,734	124,954	11,570,285

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Dated: May 11, 2017	By:	/s/ KENNETH E. DORNBLASER
Kenneth E. Dornblaser
Senior Vice President & General Counsel